UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 1

TO

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

September 7, 2011

BLUE EARTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-148346	98-0531496
(Commission File Number)	(IRS Employer Identification No.)

2298 Horizon Ridge Parkway, Suite 205

Henderson, NV  89052

(Address of Principal Executive Offices) (Zip Code)

(702) 263-1808

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

EXPLANATORY PARAGRAPH

This Amendment No. 1 to Form 8-K/A for September 7, 2011, is being filed by Blue Earth, Inc. (the “Company”) to include certain financial information for Xnergy, Inc., and HVAC Controls & Specialties, Inc., the acquired entities, as required by Item 9.01(a) and (b) of Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired.

The audited financial statements of Xnergy, Inc. and HVAC Controls & Specialties, Inc. (its wholly owned subsidiary) acquired, as required by November 23, 2011, the 71st day from the due date of the 8-K, September 13, 2011.

(b)  Pro Forma Financial Information.

The pro forma financial information as required by November 23, 2011, the 71st day from the due date of the 8-K, September 13, 2011.

(d)  Exhibits.

Exhibit Number	Description

99.1	Financial Statements of Xnergy, Inc. for the two-year period ended December 31, 2010.

99.2	Financial Statements of HVAC Controls & Specialties, Inc. for the two-year period ended December 31, 2010.

99.3	Pro Forma Financial Information for Castrovilla, Inc., Xnergy, Inc., and HVAC Controls & Specialties, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2011	BLUE EARTH, INC.

By: /s/ Johnny R. Thomas
Name: Dr. Johnny R. Thomas
Title: CEO

3